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                                                                     EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 333-52067 of Spiros Development Corporation II, Inc. (a development stage enterprise) on Form S-8 of our report dated February 9, 1999, appearing in this Annual Report on Form 10-K of Spiros Development Corporation II, Inc. (a development stage enterprise) for the year ended December 31, 1998.


/s/ Deloitte & Touche LLP

San Diego, California
March 30, 1999